UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 2, 2015

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11101 W 120th Ave, Suite 200, Broomfield, Colorado  80021
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

__________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2015, Ms. Erin Lydon, an independent director of Roomlinx, Inc., a Nevada corporation (“Roomlinx”), advised Roomlinx that she has decided to resign, for personal reasons, from her position as a director on Roomlinx’s Board of Directors and from her positions as a member of Roomlinx’s Compensation and Audit Committees. Ms. Lydon has stated that she has no disagreements with Roomlinx management and is not aware of any issues relating to Roomlinx’s financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2015
ROOMLINX INC.

By:  /s/  Michael S. Wasik
               Michael S. Wasik
               President and Chief Executive Officer